EMPLOYMENT SEVERANCE AGREEMENT
AND GENERAL RELEASE OF CLAIMS

THIS EMPLOYMENT SEVERANCE AGREEMENT AND GENERAL RELEASE OF CLAIMS (the “Release”) is entered into as of January 20, 2006 by and between Integrated Healthcare Holdings, Inc., (“IHHI”) a Nevada corporation and James T. Ligon (“Employee”), an individual. IHHI and Employee are sometimes referred to herein collectively as the “Parties” or individually as a “Party”

RECITALS

A. On or about June 14, 2003 Employee CO-founded Mogel Management Group, Inc. and Integrated Healthcare Holdings, Inc. Employee served as its EVP Finance/Chief Financial Officer until July 1, 2005 at which time Employee’s duties and title were changed to EVP Mergers and Acquisitions.

B. On February 25, 2005 Employee entered into an Employment Agreement with IHHI for a three year period. This Agreement was modified on June 6, 2005 to include a three year severance package.

C. IHHI and Employee now elect to terminate voluntarily the employment rights and obligations arising under Employees employment and Employment Agreement and any other contractual arrangements as arising between Employee and IHHI.

D. The Parties intend that this Release shall constitute a complete settlement, compromise and disposition of all potential and actual claims of the Parties against each other based upon Employees employment and any other collateral obligations arising between the Parties, except as expressly stated in this Release.

NOW THEREFORE, for valuable consideration, receipt of which the Parties hereby acknowledge, the Parties agree as follows:

1. Incorporation of Recitals. The above-stated recitals are incorporated herein fully and made a part of this Release.

2. Termination of Employment; Severance Benefits.

A. Employees employment shall terminate effective as of January 13, 2006 (the “Effective Date”), upon Parties execution and delivery of this Release. Notwithstanding anything to the contrary stated in this Release, Employee shall immediately receive severance compensation (referred to herein as “Severance Benefits”) of a lump sum payment of three months base salary in the amount of Ninety Thousand Dollars ($90,000.00), less required withholdings, and accrued vacation and sick pay benefits in the amount of Four Thousand Six Hundred Fifty-one Dollars ($4,651.00), less required withholding.

Further, Employee shall receive Severance Benefits in the amount of Four Hundred Fifty Thousand Dollars ($450,000.00) paid over fifteen months, less required withholdings, according to and beginning with Employer’s next regular scheduled payroll cycle.

B. During the fifteen month payout period Employee shall be entitled to continue to participate in and receive employer paid coverage under IHHI’s group medical and dental plans, the use of a cellular telephone and a monthly auto allowance in the amount of One Thousand Dollars ($1,000.00).

C. Employee shall resign his voting seat on the IHHI Board of Directors, as well as any board committees, effective upon Parties execution and delivery of this Release.

3. Termination of Existing Contractual Relationships and Obligations. Upon the Effective Date, the Parties specifically acknowledge and agree that any implied or actual obligation or covenant by Employee to provide services pursuant to Employees employment shall terminate and any claims related thereto are included within the general releases set forth in paragraph 4 herein.

4. Release of Liability.

A. General Release of IHHI. Employee and any and all of his agents, representatives, administrators, successors-in-interests, all those acting on their behalf and their respective successors, assigns and executors, and each of them, hereby irrevocably, finally and fully release, forgives and discharges IHHI and all of their officers, agents, employees, subsidiaries, shareholders, representatives, administrators, successors-in-interests, all those acting on their behalf and their respective successors, assigns and executors, and each of them, from any and all claims, demands, causes of action, obligations, set-offs, liability, losses, injuries and damages of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or unliquidated, apparent or concealed (collectively referred to as “Employee Claims”) which Employee ever had, claims to have, now has, or in the future may have, connected with those contractual obligations arising under or related to Employees employment. This release shall also include, but not be limited to, any Employee Claims arising under (1) Title VII of the Civil Rights Act of 1964, as amended; (2) the Civil Rights Act of 1866 and the Civil Rights Act of 1991; (3) the American With Disabilities Act; (4) the U.S. Age Discrimination in Employment Act; (5) Older Workers’ Benefit protection Act; (6) The Employee Retirement Income Security Act of 1974; (7) the California Fair Employment and Housing Act; and (8) contract, tort, personal injury or any other federal or state statutory or common law action for wrongful discharge.

B. General Release of Employee. IHHI and any and all of their officers, agents, employees, subsidiaries, shareholders, representatives, administrators, successors-in-interests, all of those acting on their behalf and their respective successors, assigns and executors, and each of them, hereby irrevocably, finally and fully release, forgive and discharge Employee, his agents, representatives, successors-in-interests, all those acting on their behalf and their respective successors, assigns and executors, and each of them, from any and all claims, demands, causes of action, obligations, set-offs, liability, losses, injuries and damages of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or unliquidated, apparent or concealed (collectively referred to as “IHHI Claims”) which IHHI ever had, claims to have, now has, or in the future may have, connected with those contractual obligations arising under or related to Employees employment.

C. Prohibition of Other Claims. The Parties represent that they have not filed and will not file at any time in the future any statutory, civil, or administrative claim, complaint, action, charge or proceeding of any kind whatsoever with any state or federal court, administrative agency or tribunal, or will not file any action for arbitration arising out of or referring to any IHHI Claim or Employee Claim. All Parties agree that this Release and the considerations exchanged in this Release are contingent upon this promise not to file any such claim, complaint, demand for arbitration or charge.

D. Complete Settlement of Claims. This Release is a compromise of the above-mentioned claims and shall never be treated as an admission of liability be either Party for any purpose. This compromise settlement, notwithstanding Section 1542 of the California Code of Civil Procedure, which provides that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known by him must have materially affected his settlement with the debtor...”

Notwithstanding the provisions of the California Civil Code Section 1542, both Parties acknowledge that this Release is also intended to include in its effect, without limitation, all claims which they do not know or expect to exist in their favor at the time of executing this Release. The Parties understand and acknowledge the significance and consequences of such specific waiver of Section 1542 and hereby assume full responsibility for any injury, damage, losses or liability that they may hereafter incur from the above-specified claims.

5. Warranties. As a condition of this Release, each of the Parties represents and warrants that there has been no actual or purported assignment or other transfer of any claim or other matter, or any interest therein, which has been released by the Parties in this Release. Further, each of the Parties represents and warrants that it is the sole owner and party-in-interests regarding its respective claims and other matters being released in this Release. If any representation or warranty made by one of the Parties in this Release is false or incorrect, it is agreed that the Party making such representation or warranty shall indemnify and hold harmless the other Party and any and all of its officers, agents, employees, representatives, shareholders, successors-in-interests, all of those acting on its behalf, and their respective successors, and each of them from any and all claims, demands, causes of action, obligations, set-offs, liabilities, damages, losses, injuries, costs, expenses and attorney fees incurred by them, as a result of any such false or incorrect representation or warranty.

6. Non-Disclosure of Confidential Information and Non-Solicitation.

Employee understands and agrees that while employed by Company he occupied a position of trust and confidence and, as a result, had access to Company’s confidential information (Confidential Information). For the purpose of this Agreement, Confidential Information shall mean confidential and proprietary information about Company or its subsidiaries or affiliates that is not generally known to the public or the competitors of Company, including but not limited to the following examples:

A. Company information regarding its general business operations, including its (i) marketing, development, financial and sales data strategies, (ii) information concerning any of its customers, suppliers, employees or agents, (iii) any business, marketing or sales reports, plans, or similar analysis, (iv) pricing or other financial information, (v) methods of operating any of its businesses, (vi) volumes of business and profit margins, (vii) technical, technological and production know-how, (viii) future plans, (ix) inventions, applications, designs, programs, patents, and other processes or documentation, whether developed or in development, (x) software programs, whether used or maintained by the Company.

B. Company information regarding its employees, including their (i) salaries, commissions and other benefits, (ii) levels of knowledge, performance, experience and expertise, (iii) strengths and weaknesses, and (iv) special talents.

Employee understands and agrees that such Confidential Information constitutes a valuable competitive asset of Company and that it is and shall remain the exclusive property of the Company and, to that end, covenants and agrees that he shall never directly or indirectly make known, divulge, reveal, furnish, make available, disclose, or use any Confidential Information unless any such Confidential Information shall have become, through no fault of Employee, generally known to the public.

Employee understands and agrees that his obligations of confidentiality hereunder are in addition to, and not in limitation of or preemption of, all other obligations of confidentiality to Company under general legal or equitable principles.

Employee further agrees that, for one year following the execution of this Agreement, he covenants and agrees that he shall not in any capacity, on his own behalf, or on behalf of any other person, firm or entity, undertake or assist in the solicitation of any then current customers or employees of Company to encourage, invite, or induce the termination of his, her or its relationship, employment, or other association with Company for the purpose of being employed by or using the facilities or services of any competitor of Company.

7. Non-Disparagement. The Parties agree to refrain from taking actions or making any derogatory remarks or statements, whether orally or in writing, about either party, their management, directors or business operations to any third party.

8. Agreement to Cooperate. The Parties agree t respond to all reasonable inquiries of Company or Employee about any matters that occurred or arose during the period of Employees employment with Company, and further agree to cooperate reasonably in investigating, prosecuting and defending any charges, claims, demands, liabilities, causes of actions, lawsuits or other proceedings by, against or involving either Party relating to the period during which Employee was employed by Company.

9. Dispute Resolution. It is understood and agreed that any and all disputes, controversies or claims regarding or arising out of this Agreement, Employees employment with the Company or separation thereof, including fraud in the inducement of this Agreement, or relating to the general validity or enforceability of any of the provisions of this Agreement, shall be submitted to final and binding arbitration in Orange County, California under the auspices of Judicial Arbitration and Mediation Services (JAMS). The decision of the arbitrator shall be final and binding and shall be enforceable in any court of competent jurisdiction. The Parties agree that in the event of dispute, they may jointly appoint one arbitrator to arbitrate the matter and if within 15 days of the notice of dispute therein, if the Parties are unable to mutually appoint an arbitrator, than JAMS administrator will automatically appoint an arbitrator familiar with the area of law applicable to the disputes therein. Each party agrees to bear their own costs and fees incurred during arbitration. Any arbitration award rendered may be entered as a judgment in any court having jurisdiction thereof and shall be final and binding and non-appealable.

10. Indemnification. To the extent permitted by law, Company shall defend, indemnify and hold Employee harmless from and against any and all losses, liabilities, damages, expenses (including attorneys’ fees and costs), actions, causes of action or proceedings arising directly or indirectly from Employees performance of this Agreement or services as an employee of Company, except claims arising from Employees intentional misconduct or gross negligence. The Company shall control the defense of such claim(s). This indemnification shall be in addition to any right of indemnification to which Employee may be entitled under Company’s Articles of Incorporation and By-laws. With the prior approval of the Company, which may be withheld in the Company’s sole and absolute discretion, Employee may retain personal counsel for defense in such actions, in which case Company shall pay for the reasonable costs and expenses of such counts.

11. Notices. Any notice, demand, approval, consents, or other communication required or desired to be given under this Agreement shall be in writing and directed to the party involved at the address indicated below:

Employee:	James Ligon
3677 Cliffsite Drive
Rancho Palos Verdes, California 90275

Company:	Integrated Healthcare Holdings, Inc.
1301 N. Tustin Avenue
Santa Ana, California 92701

12. Miscellaneous.

A. Successors and Assigns. This Release shall inure to the benefit of and shall be binding upon the successors and assigns of the Parties to this Release.

B. Advice of Counsel. Each of the Parties acknowledge their rights to seek and obtain counsel with regards to this Release, and each of the Parties has read this Release and is fully aware of and understands its contents.

C. Revocation/Cancellation. Employee shall have twenty-one (21) days to determine whether to sign this Release and be bound by its terms; however, Employee may sign this Release prior to the expiration of the 21-day period. Employee shall have the right to revoke or cancel this Release within seven (7) days after execution hereof. Any cancellation or revocation may be accomplished by delivery of a written notice to:

Integrated Healthcare Holdings, Inc.
1301 North Tustin Avenue
Santa Ana, California 92705
Attn: Bruce Mogel, Chief Executive Officer

If this Release is canceled or revoked by Employee, IHHI has no obligation to pay Severance Benefits described in paragraph 2 hereof.

D. Entire Agreement. Except as otherwise provided herein, this Release constitutes the final, complete and exclusive settlement agreement between the Parties with respect to Employees employment and this Release supersedes any prior or contemporaneous written or oral agreement between the Parties. Further, there are no representations, warranties, agreements, arrangements or understandings, oral or written, between the Parties relating to the subject matter of this Release, other than those expressed herein.

E. Signed in Counterpart. This Release may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Release, and all such counterparts taken together shall constitute one and the same agreement. However, this Release will not be deemed effective until each Party has executed at lease one original counterpart of this Release.

F. Modification and Amendment. No waiver, modification or amendment of any term, condition or provision of this Release shall be valid or have any force or effect unless made in writing and signed by both Parties.

G. Governing Law. This Release shall be governed by, and interpreted in accordance with, the internal laws of the state of California. In the event of a dispute hereunder, this Release shall be interpreted in according with its fair meaning and shall not be interpreted for or against either Party hereto on the ground that such Party drafted or caused to be drafted this Release or any part hereof.

H. Confidentiality. Without the prior written consent, IHHI or Employee shall not disclose, discuss or reveal to any persons, entities or organizations whether within or outside the organization of IHHI or Employee the terms and conditions of this Release except to Parties legal counsel, tax advisor, or as required by applicable law. Both Parties covenant that any and all actions by the Parties in accordance with this Release are strictly confidential and shall be governed by the confidentiality obligations set forth herein.

I. Attorneys’ Fees. In the event that any action is commenced by one of the Parties or other person to seek enforcement of this Release or declare rights hereunder, the prevailing party in such action shall be entitled to its reasonable attorneys’ fees and costs incurred in connection with that action, either in the trial court or on appeal.

IN WITNESS WHEREOF, the Parties have executed this Release as of the Effective Date indicated hereinabove.

Employee:	Integrated Healthcare Holdings, Inc.:

/s/ James T. Ligon	/s/ Anil Shah

James T. Ligon	Anil Shah, M.D., Chairman

/s/ Bruce Mogel

Bruce Mogel, Chief Executive Officer

WAIVER OF THE RIGHT TO CANCEL AND OR REVOKE
EMPLOYMENT SEVERANCE AGREEMENT AND
GENERAL RELEASE OF CLAIMS

THIS WAIVER OF THE RIGHT TO CANCEL AND OR REVOKE EMPLOYMENT SEVERANCE AGREEMENT AND GENERAL RELEASE OF CLAIMS (the “Waiver”) is entered into as of January 20, 2006 by and between Integrated Healthcare Holdings, Inc., (“IHHI”) a Nevada corporation and James T. Ligon (“Employee”), an individual. IHHI and Employee are sometimes referred to herein collectively as the “Parties” or individually as a “Party”

Pursuant to paragraph 12(C) of the employment severance agreement and general release of all claims, the employee hereby agrees to waive the seven (7) day waiting period to revoke or cancel the employment severance agreement and general release.

Notwithstanding the above, all the other terms and conditions of the employment severance agreement and general release shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this waiver as of the Effective Date indicated hereinabove.

Employee:	Integrated Healthcare Holdings, Inc.:

/s/ James T. Ligon	/s/ Anil Shah

James T. Ligon	Anil Shah, M.D., Chairman

/s/ Bruce Mogel

Bruce Mogel, Chief Executive Officer